                                                                    Exhibit 99.1



--------------------------------------------------------------------------------
PROXY                                                                      PROXY
CLASS A           AMERICAN RADIO SYSTEMS CORPORATION                     CLASS A
                             116 HUNTINGTON AVENUE
                         BOSTON, MASSACHUSETTS  02116

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints STEVEN B. DODGE, JOSEPH L. WINN and MICHAEL
B. MILSOM, and each of them, as Proxies of the undersigned, each with the power to appoint his or her substitute, and hereby authorizes a majority of them, or any one if only one be present, to represent and to vote, as designated below and on the reverse hereof, all the Class A Common Stock, $.01 par value per share, of American Radio Systems Corporation held of record by the undersigned or with respect to which the undersigned is entitled to vote or act at the 1997 Annual Meeting of Stockholders to be held on May 29, 1997 or any adjournments thereof.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTIONS ARE MADE, THE PROXIES WILL VOTE FOR EACH OF THE MATTERS LISTED ON THE REVERSE SIDE OF THIS CARD AND, AT THEIR DISCRETION, ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING.

          PLEASE VOTE, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side)
--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------

                      AMERICAN RADIO SYSTEMS CORPORATION
    PLEASE MARK AND VOTE IN BOX IN THE FOLLOWING MANNER USING DARK INK ONLY

1.   Election of Directors --                                            For      Withhold     For All
     Nominees:  Steven B. Dodge, Thomas H. Stoner                        All        All        (Except Nominee(s) written below)
     Alan L. Box, Joseph L. Winn, Charlton H.                            [ ]        [ ]          [ ]
     Buckley, Arnold L. Chavkin, James H. Duncan, Jr.,                                              --------------------------------
     Arthur C. Kellar, Charles D. Peebler, Jr. and Lance
     R. Primis.

2.   Amend the Stock Option Plan to increase the                         For      Against        Abstain
     aggregate number of authorized shares of                            [ ]        [ ]          [ ]
     Class A and Class B Common Stock to 3,000,000
     shares

3.   Ratification of Deloitte & Touche LLP as                            For      Against        Abstain
     independent auditors for 1997                                       [ ]        [ ]          [ ]


                                                                                        Dated:_________________, 1997

                                                                         Signatures_________________________________________________


                                                                         Note:  Please sign exactly as name appears hereon. Joint
                                                                                owners should each sign. When signing as attorney,
                                                                                executor, administrator, trustee or guardian, please
                                                                                give full name as such. If a corporation, please
                                                                                sign in full company name by an authorized officer
                                                                                or if a partnership please sign in partnership name
                                                                                by an authorized person.

------------------------------------------------------------------------------------------------------------------------------------